UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

BIOPLUS LIFE CORP.

(Exact name of registrant as specified in its charter)

Nevada	30-0987011
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

No. 9 & 10 Jalan P4/8B< Bandar Teknologi Kajang

Semenyih, Selangor D.E., Malaysia 43500

(Address of Principal Executive Offices)

+603 8703 2020

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Item 4.01 Change in Registrant’s Certifying Accountant

On January 8, 2021, Bioplus Life Corporation (the Company) changed its principal accountant from Total Asia Associates PLT (Total Asia) to JP Centurion & Partners PLT (JP Centurion).

For 10K ended December 31, 2020 , the audit will be carried out by JP Centurion and it will also undertake the 10Q reviews of the Company for 2021.  Accordingly, effective January 8, 2021, Total Asia resigned as the Company’s independent registered public accounting firm and JP Centurion became the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 8, 2021.

The principal accountant’s reports of Total Asia on the financial statements of the Company as of and for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and 2018, and through December 31, 2020 , there were no disagreements with Total Asia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Total Asia’ satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2018 and 2019, and through December 31, 2020 , there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2019 and 2018, and through December 31, 2020 , the Company did not consult with JP Centurion with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JP Centurion , with a copy of the foregoing disclosure and requested JP Centurion & Partners PLT, to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 8, 2021, furnished by Total Asia Associates PLT, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Exhibit	Description

16.1	Letter to the Securities and Exchange Commission dated January 8, 2021 from Total Asia Associates PLT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPLUS LIFE CORP.

/s/ Chong Khooi You
Chong Khooi You
President and Chief Executive Officer
(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

Date: February 9, 2021

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